UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
____________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
______________________________

Date of Report (Date of earliest event reported) August 10, 2010

Diligent Board Member Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-53205	26-1189601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

39 West 37 St. 8th Floor
New York, NY 10018
(Address of principal executive offices) (Zip Code)

(212) 741-8181
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Attached as Exhibit 99.1, and incorporated into this Item 7.01 by reference, is the Diligent Board Member Services, Inc. Half Year Report 2010 that was filed with the New Zealand Stock Exchange on August 10, 2010.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Diligent Board Member Services, Inc. Half Year Report 2010 required under the rules of the New Zealand Stock Exchange

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DILIGENT BOARD MEMBER SERVICES, INC.

Date: August 10, 2010	By:	/s/Steven P.Ruse
Steven P. Ruse
Chief Financial Officer